Exhibit 24
PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Stephen F. Angel, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Charles E. Bunch, Glenn E. Bost II and Frank S. Sklarsky, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2014, to be filed with the Securities and Exchange Commission, Washington, DC.
WITNESS my hand this 19th day of February, 2015.

/s/ STEPHEN F. ANGEL
Stephen F. Angel

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, James G. Berges, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Charles E. Bunch, Glenn E. Bost II and Frank S. Sklarsky, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2014, to be filed with the Securities and Exchange Commission, Washington, DC.
WITNESS my hand this 19th day of February, 2015.

/s/ JAMES G. BERGES
James G. Berges

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, John V. Faraci, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Charles E. Bunch, Glenn E. Bost II and Frank S. Sklarsky, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2014, to be filed with the Securities and Exchange Commission, Washington, DC.
WITNESS my hand this 19th day of February, 2015.

/s/ JOHN V. FARACI
John V. Faraci

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Hugh Grant, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Charles E. Bunch, Glenn E. Bost II and Frank S. Sklarsky, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2014, to be filed with the Securities and Exchange Commission, Washington, DC.
WITNESS my hand this 19th day of February, 2015.

/s/ HUGH GRANT
Hugh Grant

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Victoria F. Haynes, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Charles E. Bunch, Glenn E. Bost II and Frank S. Sklarsky, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2014, to be filed with the Securities and Exchange Commission, Washington, DC.
WITNESS my hand this 19th day of February, 2015.

/s/ VICTORIA F. HAYNES
Victoria F. Haynes

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Michele J. Hooper, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Charles E. Bunch, Glenn E. Bost II and Frank S. Sklarsky, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2014, to be filed with the Securities and Exchange Commission, Washington, DC.
WITNESS my hand this 19th day of February, 2015.

/s/ MICHELE J. HOOPER
Michele J. Hooper

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Martin H. Richenhagen, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Charles E. Bunch, Glenn E. Bost II and Frank S. Sklarsky, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2014, to be filed with the Securities and Exchange Commission, Washington, DC.
WITNESS my hand this 19th day of February, 2015.

/s/ MARTIN H. RICHENHAGEN
Martin H. Richenhagen

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Thomas J. Usher, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Charles E. Bunch, Glenn E. Bost II and Frank S. Sklarsky, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2014, to be filed with the Securities and Exchange Commission, Washington, DC.
WITNESS my hand this 19th day of February, 2015.

/s/ THOMAS J. USHER
Thomas J. Usher